Exhibit 10.8

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 13, 2021, is by and among VISKASE COMPANIES, INC., a Delaware corporation (the “Borrower”), the other Subsidiary Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the other Guarantors party thereto, certain financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of October 9, 2020 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I

AMENDMENTS TO CREDIT AGREEMENT

Effective as of the Amendment Effective Date but subject to the satisfaction of the conditions precedent set forth in Article II below, the Credit Agreement (including Schedule 1.01(b), but excluding all other Schedules and Exhibits, which shall remain in the original form delivered or most recently amended, as applicable) is hereby amended as set forth in the marked terms on Exhibit A-1 attached hereto. In Exhibit A-1 hereto, deletions of text in the Credit Agreement as amended hereby are indicated by struck-through text, and insertions of text are indicated by bold, double-underlined text. Exhibit A-2 attached hereto sets forth a clean copy of the Credit Agreement as amended hereby, after giving effect to such amendments. This Amendment shall constitute a Loan Document.

Article II

CONDITIONS TO EFFECTIVENESS

2.01	Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)            Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Lenders and the Administrative Agent.

(b)            Officer’s Certificate. The Administrative Agent shall have received (A) copies of resolutions of the board of directors or an equivalent governing body of each U.S. Loan Party and Viskase SAS approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment Effective Date by a Responsible Officer of such U.S. Loan Party and Viskase SAS, as applicable, as being in full force and effect without modification or amendment, (B) good standing certificates for each U.S. Loan Party and Viskase SAS, in each case, from the jurisdiction in which they are organized (to the extent such concept exists in such jurisdiction) and (C) a certificate of a Responsible Officer of each U.S. Loan Party and Viskase SAS, (x) either (I) attaching and certifying as to the true and complete copies of the Organization Documents of such Loan Party or (II) certifying that the Organization Documents of such U.S. Loan Party and Viskase SAS, as applicable, delivered to the Administrative Agent on the Closing Date pursuant to Section 4.01(b) of the Credit Agreement remain in full force and effect without modification or amendment and (y) evidencing the identity, authority and capacity of each Responsible Officer of such U.S. Loan Party and Viskase SAS, as applicable, authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such U.S. Loan Party and Viskase SAS, as applicable, is a party.

(c)            Legal Opinions of Counsel. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of Jenner & Block LLP, special counsel for the Loan Parties, in each case covering such matters relating to the Loan Parties, the Loan Documents, this Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

(d)            Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(e)            Fees and Expenses.(i) The Lenders shall have received from the Borrower all fees and expenses, if any, due and owing pursuant to (x) the First Amendment Fee Letter, dated the date hereof, between the Borrower, the Administrative Agent and BofA Securities and (y) the Credit Agreement, and (ii) legal counsel for the Administrative Agent shall have received from the Borrower payment of all reasonable and documented out-of-pocket fees and expenses incurred in connection with this Amendment.

(f)            Anti-Money-Laundering; Beneficial Ownership. Upon the reasonable request of any Lender, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.

2

Article III

DEPARTING LENDERS

3.01	Departing Lenders. Certain Lenders have agreed that they shall no longer constitute Lenders under the Credit Agreement as of the Amendment Effective Date (each, a “Departing Lender”).Each Lender that executes and delivers a signature page hereto that identifies it as a Departing Lender shall constitute a Departing Lender as of the Amendment Effective Date.No Departing Lender shall have a Revolving Commitment or hold any portion of the Term Loan on and after the Amendment Effective Date. Each Departing Lender shall cease to be a party to the Credit Agreement as of the Amendment Effective Date, with no rights, duties or obligations thereunder. All amounts owing to a Departing Lender shall be paid by the Borrower to such Departing Lender as of the Amendment Effective Date. The consent of a Departing Lender is not required to give effect to the changes contemplated by this Amendment. The Administrative Agent is hereby authorized to take such steps under the Credit Agreement as reasonably required to give effect to the departure of the Departing Lenders, including, without limitation, reallocating outstanding obligations among the remaining Lenders. The Borrower and each Lender agrees with and consents to the foregoing.

Article IV

MISCELLANEOUS

4.01	Amended Terms.On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.02	Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)            It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)            This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3

(c)            No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, except for such as have been made or obtained and are in full force and effect.

(d)            The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date or those which are qualified by materiality, which shall be true and correct in all respects); provided, however, that no representation or warranty is being made with respect to whether the matters set forth in Section 5.05(b) of the Credit Agreement are true and correct on the date hereof.

(e)            No event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)            Except as specifically provided in this Amendment, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

4.03	Reaffirmation of Obligations. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, and after giving effect to this Amendment, the Borrower and each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Obligations.Each Guarantor hereby reaffirms its obligations under the Guaranty and agrees that its obligation to guarantee the Obligations is in full force and effect as of the date hereof.

4.04	Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.05	Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4

4.06	Counterparts; Telecopy. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

4.07	No Actions, Claims, Etc.As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

4.08	GOVERNING LAW.THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

4.09	Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.10	Jurisdiction; Consent to Services of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14(b), 11.14(c), 11.14(d) and 11.15 of the Credit Agreement are hereby incorporated into this Amendment by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	VISKASE COMPANIES, INC.

	By:	/s/ Kees Bras
	Name:	Kees Bras
	Title:	President & Chief Financial Officer

GUARANTOR:	VISKASE FILMS, INC.

	By:	/s/ Kees Bras
	Name:	Kees Bras
	Title:	President

WSC CORP.

	By:	/s/ Kees Bras
	Name:	Kees Bras
	Title:	President

VISKASE DEL NORTE, S.A. DE C.V.

	By:	/s/ Jefferson Eldred King
	Name:	Jefferson Eldred King
	Title:	President

SERVICIOS VISKASE DEL NORTE, S.A. DE C.V.

	By:	/s/ Jefferson Eldred King
	Name:	Jefferson Eldred King
	Title:	President

VISKASE SAS

	By:	/s/ Kees Bras
	Name:	Kees Bras
	Title:	President

VISKASE GMBH

	By:	/s/ Kees Bras
	Name:	Kees Bras
	Title:	Managing Director

CT CASINGS BETEILIGUNGS GMBH

	By:	/s/ Kees Bras
	Name:	Kees Bras
	Title:	Managing Director

WALSRODER CASINGS GMBH

By:	/s/ Kees Bras
Name:	Kees Bras
Title:	Managing Director

VISKASE SPA

By:	/s/ Kees Bras
Name:	Kees Bras
Title:	President

VISKASE POLSKA SP. Z O.O.

By:	/s/ Kees Bras
Name:	Kees Bras
Title:	President & Chief Financial Officer

VISKASE SPAIN SLU

By:	/s/ Kees Bras
Name:	Kees Bras
Title:	President & Chief Financial Officer

VISKASE SALES PHILIPPINES INC.

By:	/s/ Ali Boussabata
Name:	Ali Boussabata
Title:	Chairman of the Board and President

VISKASE ASIA-PACIFIC CORP.

By:	/s/ Ali Boussabata
Name:	Ali Boussabata
Title:	Chairman of the Board and President

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Taelitha Bonds-Harris
Name:	Taelitha Bonds-Harris
Title:	Assistant Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:	/s/ Brian Adams
Name:	Brian Adams
Title:	Vice President

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Manuel Diaz
Name:	Manuel Diaz
Title:	Managing Director

ASSOCIATED BANK, N.A.
as a Lender

By:	/s/ Deann Malcore
Name:	Deann Malcore
Title:	Assistant Vice President

1

CITIZENS BANK,
as a Lender

By:	/s/ Angela Reilly
Name:	Angela Reilly
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment Effective Date, it is no longer a party to the Credit Agreement or any of the Loan Documents executed in connection therewith and will not be a party to this Amendment except for purposes of acknowledging it is a Departing Bank

TRUIST BANK,
as a Departing Lender

By:	/s/ Steve Curran
Name:	Steve Curran
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]